Exhibit 10.8

PROMISSORY NOTE

(Escondido Medical Arts Centre)

$10,020,000.00	August 16, 2013

Loan No. 706109206

FOR VALUE RECEIVED, CHP ESCONDIDO CA MOB OWNER, LLC, a Delaware limited liability company (“Borrower”) promises to pay to the order of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation (“Lender”, which shall also mean successors and assigns who become holders of this Note), at 2100 Ross Avenue, Suite 2500, Dallas, Texas 75201, the principal sum of TEN MILLION TWENTY THOUSAND AND NO/100 U.S. DOLLARS ($10,020,000.00), with interest on the unpaid balance (the “Balance”) at the applicable rate or rates set forth in the Loan Agreement (defined below) from and including the Funding Date (as defined in the Loan Agreement) under this Promissory Note (this “Note”) until Maturity, and to be paid in accordance with the terms of this Note and that certain Loan Agreement dated as of the date hereof by and among Borrower, the Related Borrowers (as defined in the Instrument [defined below]), and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used without definition in this Note shall have the meanings ascribed to them in the Loan Agreement or that certain Deed of Trust, Security Agreement and Fixture Filing (Escondido Medical Arts Centre - First) dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Instrument”) from Borrower to or for the benefit of Lender, as applicable.

1. Payment Terms. Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in the Loan Agreement, and the entire Obligations shall be due and payable on the Maturity Date.

2. Default and Acceleration. The Loan (as defined in the Instrument) and the Obligations (as defined in the Instrument) shall become immediately due and payable, at the option of Lender, upon the occurrence of any Event of Default (as defined in the Loan Agreement).

3. Notices. All notices or other written communications hereunder shall be delivered in accordance with Section 9.02 of the Loan Agreement.

4. No Usury. Under no circumstances shall the aggregate amount paid or to be paid as interest under this Note exceed the highest lawful rate permitted under applicable usury law (the “Maximum Rate”). If under any circumstances the aggregate amounts paid on this Note shall include interest payments which would exceed the Maximum Rate, Borrower stipulates that payment and collection of interest in excess of the Maximum Rate (the “Excess Amount”) shall be deemed the result of a mistake by both Borrower and Lender, and Lender shall promptly credit the Excess Amount against the Balance (without Prepayment Premium or other premium) or refund to Borrower any portion of the Excess Amount which cannot be so credited.

5. Security and Documents Incorporated. This Note is the Escondido Note referred to in the Loan Agreement and the Instrument and is the Note secured by the Instrument and the Property (as defined in the Instrument). Borrower shall observe and perform all of the terms and conditions in the Documents (as defined in the Instrument). All of the provisions of the other Documents (including,

Prudential Loan No. 706109206

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Promissory Note (Escondido Medical Arts Centre)

without limitation, the limited and full recourse liability provisions of Article VIII of the Loan Agreement) are incorporated into this Note to the same extent and with the same force as if fully set forth in this Note.

6. Joint and Several Liability. This Note shall be the joint and several obligation of all makers, endorsers, guarantors and sureties, and shall be binding upon them and their respective successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

7. Certain Waivers. Borrower and all others who may become liable for the payment of all or any part of the Obligations do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, notice of non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Obligations or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Instrument or the other Documents shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other who may become liable for the payment of all or any part of the Obligations, under this Note, the Instrument and the other Documents.

8. WAIVER OF TRIAL BY JURY. EACH OF BORROWER AND LENDER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE DOCUMENTS, OR ANY ALLEGED ACTS OR OMISSIONS OF LENDER OR BORROWER IN CONNECTION THEREWITH.

9. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California.

10. California Local Law Provisions.

(a) In the event that at any time or for any reason a court of competent jurisdiction determines that Lender is not entitled to payment of the Default Rate or that the Default Rate does not apply to all or any part of the Obligations, then such Obligations shall continue to bear interest at the greater of the Note Rate or the maximum rate of interest allowed by law until all such amounts are repaid to Lender in full.

(b) Borrower hereby expressly waives any right it may have under California Civil Code Section 2954.10 to prepay this Note, in whole or in part, without prepayment charge, upon acceleration of the Maturity Date of this Note, and agrees that if for any reason, a prepayment of any or all of this Note is made, whether voluntarily, involuntarily or upon or following any acceleration of the Maturity Date of this Note by Lender, then Borrower shall pay the Prepayment Premium calculated pursuant to Section 1.06 of the Loan Agreement. By initialing this provision in the space provided below, Borrower hereby declares that Lender’s agreement to make the Loan at the Note Rate and for the term set forth in the Loan Agreement constitutes adequate consideration, given individual weight by Borrower, for this waiver and agreement.

INITIALS OF BORROWER:	/s/ JT

Prudential Loan No. 706109206

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Promissory Note (Escondido Medical Arts Centre)

(c) Borrower hereby agrees that this Note constitutes a written consent to waiver of trial by jury pursuant to the provisions of California Code of Civil Procedure Section 631 and Borrower does hereby constitute and appoint Lender its true and lawful attorney-in-fact, which appointment is coupled with an interest, and Borrower does hereby authorize and empower Lender, in the name, place and stead of Borrower, to file this Note with the clerk or judge of any court of competent jurisdiction as statutory written consent to waiver of trial by jury.

(d) This Note shall be governed by and construed in accordance with the laws of the State in which the real property granted under the Instrument is located.

(e) Notwithstanding any other term or provision contained herein, and in addition to the provisions of Section 8.02 of the Loan Agreement, the Recourse Parties shall have personal liability for the Obligations if the Property shall have been rendered “environmentally impaired” as such term is defined in Section 726.5 of the California Code of Civil Procedure.

(f) Paragraph 8 above is hereby deleted in its entirety and the following is substituted in lieu thereof:

“8. RESOLUTION OF DISPUTES.

(a) WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF LENDER AND BORROWER HEREBY AGREES TO, AND DOES, WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE LOAN, ANY DOCUMENT OR ANY OTHER DOCUMENT OR INSTRUMENT BETWEEN THE PARTIES RELATING TO THE LOAN, THE DOCUMENTS, THE PROPERTY OR ANY DEALINGS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF ANY OF THE DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES (EACH A “DISPUTE”, AND COLLECTIVELY, ANY OR ALL, THE “DISPUTES”) OF ANY KIND WHATSOEVER THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THE LOAN, ANY DOCUMENT OR ANY OTHER DOCUMENT OR INSTRUMENT BETWEEN THE PARTIES RELATING TO THE LOAN, THE DOCUMENTS, THE PROPERTY OR ANY DEALINGS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF ANY OF THE DOCUMENTS, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, ANTITRUST CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON-LAW OR STATUTORY CLAIMS. EACH OF LENDER AND BORROWER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTERING INTO THIS NOTE AND ALL OTHER DOCUMENTS, AGREEMENTS AND INSTRUMENTS PROVIDED FOR HEREIN, AND THAT EACH WILL CONTINUE TO BE BOUND BY AND RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF LENDER AND BORROWER FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH LEGAL COUNSEL OF ITS OWN CHOOSING, OR HAS HAD AN OPPORTUNITY TO DO SO, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS HAVING HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY

Prudential Loan No. 706109206

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Promissory Note (Escondido Medical Arts Centre)

OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE OR ANY DOCUMENT OR OTHER DOCUMENT ENTERED INTO BETWEEN THE PARTIES IN CONNECTION WITH THIS NOTE OR ANY DOCUMENT. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT WITHOUT A JURY.

LENDER’S INITIALS: /s/ TG

BORROWER’S INITIALS: /s/ JT

(b) Consent to Judicial Reference. If and to the extent that Paragraph 8(a) immediately above is determined by a court of competent jurisdiction to be unenforceable or is otherwise not applied by any such court, each of the parties to this Note hereby consents and agrees that (i) any and all Disputes shall be heard by a referee in accordance with the general reference provisions of California Code of Civil Procedure Section 638, sitting without a jury in the City and County of San Diego, California, (ii) such referee shall hear and determine all of the issues in any Dispute (whether of fact or of law), including issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8, including without limitation, entering restraining orders, entering temporary restraining orders, issuing temporary and permanent injunctions and appointing receivers, and shall report a statement of decision, provided that, if during the course of any Dispute any party desires to seek such a “provisional remedy” but a referee has not been appointed, or is otherwise unavailable to hear the request for such provisional remedy, then such party may apply to the San Diego County Superior Court for such provisional relief, and (iii) pursuant to California Code of Civil Procedure Section 644, judgment may be entered upon the decision of such referee in the same manner as if the Dispute had been tried directly by a court. The parties shall use their respective commercially reasonable and good faith efforts to agree upon and select such referee, provided that such referee must be a retired California state or federal judge, and further provided that if the parties cannot agree upon a referee, the referee shall be appointed by the Presiding Judge of the San Diego County Superior Court. Each of Lender and Borrower acknowledges that this consent and agreement is a material inducement to enter into this Note, the Documents and all other agreements and instruments provided for herein or therein, and that each will continue to be bound by and to rely on this consent and agreement in their related future dealings. The parties shall share the cost of the referee and reference proceedings equally; provided that, the referee may award attorneys’ fees and reimbursement of the referee and reference proceeding fees and costs to the prevailing party, whereupon all referee and reference proceeding fees and charges will be payable by the non-prevailing party (as so determined by the referee). Each of Lender and Borrower further warrants and represents that it has reviewed this consent and agreement with legal counsel of its own choosing, or has had an opportunity to do so, and that it knowingly and voluntarily gives this consent and enters into this Note having had the opportunity to consult with legal counsel. This consent and agreement is irrevocable, meaning that it may not be modified either orally or in writing, and this consent and agreement shall apply to any subsequent amendments, renewals, supplements, or modifications to this Note or any other agreement or document entered into between the parties in connection with this Note. In the event of litigation,

Prudential Loan No. 706109206

CNL MOB Portfolio

Promissory Note (Escondido Medical Arts Centre)

this Note may be filed as evidence of either or both parties’ consent and agreement to have any and all Disputes heard and determined by a referee under California Code of Civil Procedure Section 638. Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree that this provision shall have no application to any non-judicial foreclosure of all or any portion of the Property (whether pursuant to the provisions of the Documents or applicable law).

LENDER’S INITIALS: /s/ TG

BORROWER’S INITIALS: /s/ JT

(c) Not Applicable to Non-Judicial Foreclosures/Realization on Property. Notwithstanding anything to the contrary contained in this Paragraph 8, each of Lender and Borrower understand, acknowledge and agree that (i) the provisions of Paragraph 8(b) above shall have no application to any non-judicial foreclosure and/or private (i.e., non-judicial) sale under the California Commercial Code as to all or any portion of the Property whether pursuant to the provisions of the Documents or applicable law; provided, however, in the event Borrower contests the same, then the provisions of Paragraph 8(b) above shall apply to any Dispute arising therefrom (but not the non-judicial foreclosure proceeding, which may remain pending), and (ii) the provisions of Paragraph 8(b) above shall not be deemed to be a waiver by, or a limitation upon, the rights of Lender to proceed with a non-judicial foreclosure or private sale under said Commercial Code as a permitted remedy hereunder or under applicable law.”

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Prudential Loan No. 706109206

CNL MOB Portfolio

Promissory Note (Escondido Medical Arts Centre)

IN WITNESS WHEREOF, this Note has been executed by Borrower as of the date first set forth above.

BORROWER:

CHP ESCONDIDO CA MOB OWNER, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube	[SEAL]
Name:	Joshua J. Taube
Title:	Vice President

Prudential Loan No. 706109206

CNL MOB Portfolio

Promissory Note (Escondido Medical Arts Centre)